Cano Health J.P. Morgan Healthcare Conference Presentation January 11, 2022 Exhibit 99.1

This presentation (“Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to Cano Health, Inc. (“Cano”, “Cano Health” or the “Company”). The information contained herein does not purport to be all‐inclusive and the Company nor any of its affiliates, control persons, officers, directors, employees or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. Certain information contained in this Presentation relates to or is based on studies, publications, surveys and the Company’s own internal estimates and research. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the Company believes its internal research is reliable, such research has not been verified by any independent source. This meeting and any information communicated at this meeting are strictly confidential and should not be discussed outside your organization. This Presentation contains certain financial forecast information of Cano and its affiliates. Such financial forecast information constitutes forward‐looking information, includes certain estimates and assumptions about recently acquired companies, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Forward‐Looking Statements. This Presentation contains forward‐looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements relate to future events and involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. Such forward‐looking statement include, without limitation, our anticipated results of operations, including our financial guidance for the 2021 and 2022 fiscal years, our business strategies, the anticipated impact of the recent transactions on our business and future financial and operating results, the expected amount and timing of synergies from the recent transactions, our projected costs, prospects and plans, and other aspects of our operations or operating results. These forward‐looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. It is uncertain whether any of the events anticipated by the forward‐looking statements will transpire or occur, or if any of them do, what impact they will have on our results of operations and financial condition. Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in forward‐looking statements include, among others, changes in market or industry conditions, regulatory environment, competitive conditions, and receptivity to our services; our ability to realize expected results with respect to patient membership, total revenue and earnings; our ability to enter into new markets and continue our growth; our ability to integrate our acquisitions and achieve desired synergies; changes in laws and regulations applicable to our business; our ability to maintain our relationships with health plans and other key payors; the impact of COVID‐19 or another pandemic on our business and results of operation; our future capital requirements and sources and uses of cash, including funds to satisfy our liquidity needs; and our ability to recruit and retain qualified team members and independent physicians. For a detailed discussion of the risks and uncertainties that could cause our actual results to differ materially from those expressed or implied by the forward‐looking statements, please refer to our filings with the Securities and Exchange Commission (the “SEC”), including the risk factors identified in the definitive Proxy Statement/Prospectus filed with the SEC on May 7, 2021 and incorporated by reference into our Super 8‐K filed on June 9, 2021 and in subsequent filings with the SEC, including Quarterly Reports on Form 10‐Q. Unless provided otherwise, all information provided in this Presentation is as of the date hereof. New risks emerge from time to time and it is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those expressed in any forward‐looking statements we may make. Except as required by law, we undertake no obligation to update any forward‐looking statements to reflect events or circumstances after the date of such statements. You should, therefore, not rely on these forward‐looking statements as representing our views as of any date subsequent to the date of this Presentation. Non‐GAAP Financial Measures. This Presentation contains certain non‐GAAP financial measures as defined by the SEC rules. These non‐GAAP financial measures, such as EBITDA and Adjusted EBITDA, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). These non‐GAAP financial measures are in addition to, and not a substitute for, measures of financial performance prepared in accordance with GAAP. We believe these non‐GAAP measures of financial results provide useful information regarding certain financial and business trends relating to our financial condition and results of operations. Our management uses these non‐GAAP measures to compare our performance to that of prior periods for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes. We believe that the use of these non‐GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing our financial measures with other similar companies, many of which present similar non‐GAAP financial measures to investors. We do not consider these non‐GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non‐GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in our financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non‐GAAP financial measures. In addition, other companies may calculate non‐GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non‐GAAP financial measures as tools for comparison. As required by Regulation G, we have provided a reconciliation of those measures to their most directly comparable GAAP measures, which is available in our Form 10-Q filed with the SEC on November 10, 2021 and our S-1 filed with the SEC on June 25, 2021, as amended. However, we have not reconciled our expectations as to non‐GAAP measures in future periods to their most directly comparable GAAP measure because certain costs and expenses are outside of our control or cannot be reasonably predicted. Accordingly, reconciliation is not available without unreasonable effort, although it is important to note that these factors could be material to our results computed in accordance with GAAP. You should review our financial statements filed with the SEC, and not rely on any single financial measure to evaluate our business. Disclaimer

Cano Health is a primary care-centric, technology-powered healthcare delivery and population health management platform designed to measurably improve patient outcomes while reducing costs High Tech/High Touch Primary Care Moving Healthcare into the 21st Century Connected and aligned Creating value for all stakeholders Redefining Primary Care Proactive focus on access and wellness Building lifelong bonds with patients Note: Membership is approximate as of 1/1/2022; other metrics as of year end 2021 Company Overview 152K Medicare Advantage and DCE members 66K / 35K Medicaid / ACA members 1,300+ employed and affiliated providers 40 markets across 8 states plus Puerto Rico 130 medical centers 90% CAGR Revenue Growth 2017-2021E 80% of members are minorities

Significant Challenges Facing the US Healthcare System Today

Industry Challenges

- Poor primary care access and experience
- Lack of longitudinal engagement and care coordination
- Data not used to effectively drive decision-making
- Physicians not properly incentivized (fee-for-service vs. capitated care)

% Healthcare Spending on Primary Care[1]


~6%
11%
14%
US
CanoHealth[2]
OECD Avg.

Key Statistics

~$850 billion
annual wasted healthcare spend[3]

63%/77%
of Medicare Advantage/Dual Eligible patients have ≥2 chronic conditions[4]

~55%
of preventive health services used at recommended levels[5]

18 million
avoidable visits to US emergency rooms[6]

CanoHealth

(1) "Investing in Primary Care: A State-Level Analysis" – The Primary Care Collaborative (2019)
(2) Direct Patient Expense/Total Revenue for LTM 9/30/21
(3) The Journal of the American Medical Association. 2019;322(15):1501-1509
(4) Boersma P, Black LI, Ward BW. Prevalence of Multiple Chronic Conditions Among US Adults, 2018. Prev Chronic Dis 2020;17:200130
(5) Milbank Q. (2011); 89(1): 39–68
(6) "The High Cost of Avoidable Hospital Emergency Department Visits" – UnitedHealth Study (2019)

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Cano Health Addresses the Fastest Growing Market in Healthcare

Total Medicare Spending


($ in billions)
~$1,258
~$831
$461
$370
$546
$712
+9% Projected Overall CAGR
+14% Projected MA CAGR
2021
2026E
Medicare Advantage (MA)
Original Medicare

- Medicare TAM projected to grow by $70+ billion annually
- Medicare Advantage membership growing 9%-10% y-y vs 2%-3% y-y growth of the 65+ population
- MA spending increasing +14% per year
- Direct Contracting program opens traditional Medicare to value-based care
- Rapid shift to value-based Medicare supported by CMS Innovation Center[(1)]

CanoHealth

Sources: CMS, Kaiser Family Foundation, LEK, Congressional Budget Office
(1) "Innovation Center Strategy Refresh." Centers for Medicare and Medicaid Services, 2021

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National Care Platform: Access, Quality, and Wellness within a capitated payment model Operating Model: Flexible – Medical centers and affiliates with staff and services reflecting the communities we serve Growth Avenues: Maintain optionality – build, buy, manage – de novo, acquire, affiliates Strategic Objective: Obtain speed, scale, and density QUALITY WELLNESS Transportation Cano@Home/Telehealth 24/7 Urgency Line Classes Cano Life Physiotherapy Disease Management Care Coordination Preventive Screenings BUILD MANAGE BUY Physician Practice Acquisitions Affiliated Practices De Novo Centers Expand Existing Centers National Care Platform… …with a Flexible Growth Model A Differentiated Value-Based Primary Care Model

Affiliates only Medical Centers & Affiliates 130 Medical Centers as of 12/31/21: California:4 Illinois:4 New Mexico:2 Over 1,000 affiliates in Florida, Puerto Rico, New York, New Jersey, and New Mexico Growing Geographic Footprint Florida:101 Texas:11 Nevada:8

Delivering Superior Results for Patients

Fewer Hospital Admissions[(1)]

(Hospital admissions per 1,000)



275
62 (23%)
213
2020 Medicare FFS Benchmark
CanoHealth
(2020)

Reduced ER Visits[(2)]

(ER visits per 1,000)



1,061
549 (52%)
512
2020 Medicare FFS Benchmark
CanoHealth
(2020)

Lower Mortality Rate[(3)]

(Mortality rate %)



6.0%
~360 bps (60%)
2.39%
2020 Medicare FFS Benchmark
CanoHealth
(2020)

4.7 out of 5.0 HEDIS Quality Score[(4)] **100% of Eligible Physicians NCQA Certified[(5)]**

Source: 2020 Medicare Fee-for-Service (FFS) Benchmarks were based on Avalere Health's analysis of Medicare FFS claims data for calendar year 2020 accessed through a Research Data Use Agreement with the Centers for Medicare and Medicaid Services (CMS). The benchmarks are weighted to mirror Cano Health's mix of Non-Dual/Dual Medicare Advantage members.

Note: Previously reported 2020 Cano Health metrics included medical center members only and did not include complete data for recently completed acquisitions. Previously reported Medicare FFS Benchmarks were derived from data that did not reflect the impact of COVID-19.

(1) Based on Cano Health's 213 hospital admissions per thousand MA staff and affiliate model members for 2020 as compared to the 2020 Medicare FFS Benchmark of 275

(2) Based on Cano Health's 512 ER visits per thousand MA staff and affiliate model members for 2020 as compared to the 2020 Medicare FFS Benchmark of 1,061

(3) Based on Cano Health's MA staff model member mortality rate of 2.39% in 2020 as compared to the 2020 Medicare FFS Benchmark of 6.0%

(4) National average HEDIS score is 4.16 out of 5.00 (as of 2020)

(5) NCQA certification for diabetes and heart disease/stroke (as of December 2021)

CanoHealth

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Source: Cano Health Internal Analysis with Third Party Support and Cano Health estimate The members in the analysis represented 57% of Cano Health’s South Florida at Risk Medicare membership in 2019 Cano Health’s medical costs (primary care, inpatient, outpatient) for MA members(1) declined at a ~6% CAGR Cano Health’s intensive primary care treatment of chronic conditions can create superior outcomes for patients, payors, and our financial results 6% CAGR 3-Year Premium PMPM CAGR Member Tenure (6%) CAGR Actual 3-Year Medical Cost CAGR Member Tenure Cano Health’s Medicare Advantage Value Based Care: Demonstrated Ability to Meaningfully Bend the Cost Curve

CanoPanorama

1 What is CanoPanorama?

Cano Health's population health management platform; combines people, processes and technology to deliver individualized care complemented by population analytics and actional data

2 What is the goal of CanoPanorama?

Provide a centralized, "single pane of glass" portal to view and manage the delivery of healthcare and wellness to our patients

3 Objective

Provide all Cano providers, affiliates, and corporate staff with actionable data enabling better patient care

5 Key Success Metrics

- Patient Engagement
- Utilization Management
- Specialist Referrals
- Patient Retention
- Health Assessment Accuracy
- Provider Quality Metrics
- HEDIS Star Rating
- NCQA Accreditation
- Operational Quality
- Process Quality
- Training Adherence
- Clinical Research
- Compliance

4 Key Deliverables

- Risk Stratification
- Clinical Intelligence
- Predictive Analytics
- Business Intelligence
- Patient Care Workflows
- Complex Care Management
- Billing & Coding Support
- Remote Patient Care & Monitoring
- Electronic Health Records
- Clinical Quality & Prevention
- Wellness
- Medication Adherence
- Urgencies & Transitions of Care
- Scheduling & Transportation

CanoHealth

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Note:Organic growth represents all non-acquired growth, as well as growth from consolidating our existing affiliates and acquiring small nearby practices whose patients and facilities are blended with our nearby owned medical centers (1)Membership as of period end; numbers may not add due to rounding 82% 47% 42% 43% 36% 60% 58% 37% 43% 30% 28% 40% 82% 47% 71% 66% 122% 253% 201% 155% 91% 57% 105% 114% Inorganic Organic Organic Growth: Total Growth: Membership Growth(1) Track Record of Strong Membership Growth ~227K

Strong Membership Growth in 4Q 21 and at January 1, 2022 Note: Members as of 9/30/21 are as reported. Other values are approximate Open enrollment contributed to Medicare Advantage growth in both 4Q 21 and at January 1, 2022 4Q 21 total membership of ~227K increased 114% year-over year, with 40% organic growth; prior 2021 membership guidance was 218K Growth from 3Q21 was entirely organic On January 1, 2022, total membership was ~253K Growth from 4Q 21 was entirely organic Membership by Product line

Business Mix Provides Stability and Diverse Sources of Growth 253K Members Note: Numbers may not add due to rounding. Membership is approximate as reported on January 7, 2022 January 1, 2022 Medicare Membership January 1, 2022 Other Membership January 1, 2022 Membership by Payor

102% CAGR 90% CAGR 77% CAGR ~$118 ($ in millions) ($ in millions) Membership(1) Revenue Adj. EBITDA(2) Membership as of period end. 2021E members as reported on January 7, 2022; 2021E Revenue and Adjusted EBITDA as guided on 11/9/21 Adjusted EBITDA is a non-GAAP financial measure. Please see our SEC filings for reconciliations of Adjusted EBITDA to the most comparable GAAP measure Cano Health’s Growth Has Been Explosive (Members in thousands)

We provide essential primary care and population health management services to historically underserved communities, delivering quality care at a lower cost We have a record of strong membership growth, driven by the attractiveness of Cano Health’s services and our flexible growth avenues Our care model leverages our population health platform to achieve attractive margins Medicare remains the fastest growing market in healthcare, providing Cano Health the opportunity to continue growing nationally Essential Growing Profitable National Cano Health Investment Thesis